Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

7. PROPERTY AND EQUIPMENT, NET

Property and equipment, net was comprised of the following:

	December 31, 2023	December 31, 2022
Miners for Bitcoin	$50,853,637	$32,006,128
Miners for ETH	-	211,142
Vehicles	235,576	-
	51,089,213	32,271,270
Less: Accumulated depreciation	(20,645,231)	(9,067,879)
	30,443,982	22,609,391
Construction in progress	51,030,667	-
Property and equipment, net	$81,474,649	$22,609,391

For the years ended December 31, 2023, 2022, and 2021, depreciation expenses were $14,426,733, $27,829,730 and $13,113,964, respectively. Construction in Progress represents assets received but not placed into service as of December 31, 2023.

The Company did not recognize an impairment charge for its miners during the year ended December 31, 2023. During the year ended December 31, 2022, adverse changes in business climate, including decreases in the price of BTC and ETH and resulting decrease in the market price of miners, indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of the Company’s miners to be less than their net carrying value as of December 31, 2022, and an impairment charge of $46,369,095 and $3,669,555 was recognized for the BTC miners and ETH miners, respectively, decreasing the net carrying value of the Company’s miners to their estimated fair value. The estimated fair value of the Company’s miners is classified in Level 2 of the fair value hierarchy due to the quoted market prices for similar assets. The Company did not recognize an impairment charge for its miners during the year ended December 31, 2021.

Sales and writing off of miners in the year of 2023

For the year ended December 31, 2023, the Company wrote off 5,328 BTC miners and 730 ETH miner during the year, and the Company recorded a loss of $165,160 resulting from the writing off in the account of “net (loss) gain from disposal of property and equipment”.

For the year ended December 31, 2023, the Company did not sell any miners.

Sales and writing off of miners in the year of 2022

For the year ended December 31, 2022, the Company sold 1,115 bitcoin miners for a total consideration of $1,816,870. On the dates of the transaction, the total original cost and accumulated depreciation of these miners were $571,681 and $276,610, respectively. The Company recognized a gain of $1,521,799 from the sale of miners which was recorded in the account of “net (loss) gain from disposal of property. As of the date of this report, the Company has collected the cash consideration of $1,056,775, netting off the related miner consideration of 712,800 USDC.

For the year ended December 31, 2022, the Company wrote off 917 BTC miners and 1 ETH miner during the year, and the Company recorded a loss of $168,500 resulting from the writing off in the account of “net (loss) from disposal of property and equipment”.

Sales and disposal of miners in the year of 2021

For the year ended December 31, 2021, the Company sold 15,808 miners to three third party customers for a total consideration of $9,441,561. On the date of the transaction, the original cost and accumulated depreciation of these 15,808 miners was $11,044,804 and $2,213,763, respectively. The Company recognized a gain on sales of $610,520 which was recorded as a reduction against “loss from disposal of property and equipment”. As of the date of this report, the Company has collected the consideration in the form of USDT.

During the year ended December 31, 2021, the Company disposed of 1,779 miners. On the date of disposal, the original cost and accumulated depreciation of these 1,779 miners was $5,307,790 and $951,024, respectively. The Company incurred a loss of $4,356,767, which was recorded in the account of “loss from disposal of property and equipment”.